UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: January 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET MACRO OPPORTUNITIES FUND

FORM N-Q

JANUARY 31, 2014

WESTERN ASSET MACRO OPPORTUNITIES FUND

Schedule of investments (unaudited)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 23.4%
CONSUMER DISCRETIONARY - 0.7%
Internet & Catalog Retail - 0.5%
QVC Inc., Senior Secured Notes	4.375%	3/15/23	160,000	$154,041

Media - 0.2%
Comcast Corp., Senior Notes	6.500%	11/15/35	60,000	72,539

TOTAL CONSUMER DISCRETIONARY				226,580

CONSUMER STAPLES - 1.8%
Beverages - 0.6%
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	190,000	202,602	(a)

Food & Staples Retailing - 1.0%
CVS Caremark Corp., Senior Notes	5.750%	5/15/41	40,000	45,318
Wal-Mart Stores Inc., Senior Notes	4.000%	4/11/43	320,000	297,863

Total Food & Staples Retailing				343,181

Food Products - 0.2%
Mondelez International Inc., Senior Notes	4.000%	2/1/24	30,000	30,373
Mondelez International Inc., Senior Notes	6.500%	2/9/40	14,000	17,264

Total Food Products				47,637

Tobacco - 0.0%
Reynolds American Inc., Senior Notes	6.150%	9/15/43	10,000	11,159

TOTAL CONSUMER STAPLES				604,579

ENERGY - 1.2%
Oil, Gas & Consumable Fuels - 1.2%
Ecopetrol SA, Senior Notes	5.875%	9/18/23	200,000	208,000
Petroleos Mexicanos, Notes	6.375%	1/23/45	190,000	190,018	(a)

TOTAL ENERGY				398,018

FINANCIALS - 13.8%
Capital Markets - 0.2%
Goldman Sachs Capital III, Preferred Securities	4.000%	3/21/14	100,000	72,490	(b)(c)

Commercial Banks - 12.9%
BAC Capital Trust XIV, Junior Subordinated Notes	4.000%	3/6/14	750,000	568,125	(b)(c)
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	860,000	770,130	(b)(c)
Bank of America Corp., Senior Notes	5.000%	1/21/44	70,000	70,497
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	360,000	318,780	(b)(c)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	3.950%	11/9/22	250,000	244,983
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	5.750%	12/1/43	250,000	262,717
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	360,000	327,150	(b)(c)
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	200,000	187,819
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	160,000	163,794
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	3/21/14	1,360,000	1,271,600	(b)(c)
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	150,000	143,519

Total Commercial Banks				4,329,114

Insurance - 0.7%
XL Group PLC, Junior Subordinated Bonds	6.500%	4/15/17	240,000	235,200	(b)(c)

TOTAL FINANCIALS				4,636,804

TELECOMMUNICATION SERVICES - 5.1%
Diversified Telecommunication Services - 3.1%
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	70,000	79,746
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	800,000	960,272

Total Diversified Telecommunication Services				1,040,018

See Notes to Schedule of Investments.

WESTERN ASSET MACRO OPPORTUNITIES FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Wireless Telecommunication Services - 2.0%
America Movil SAB de CV, Senior Notes	3.500%	2/8/15	4,000,000	CNY	664,249

TOTAL TELECOMMUNICATION SERVICES					1,704,267

UTILITIES - 0.8%
Electric Utilities - 0.8%
Enel Finance International NV, Senior Notes	6.000%	10/7/39	100,000		99,677	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	150,000		171,018

TOTAL UTILITIES					270,695

TOTAL CORPORATE BONDS & NOTES (Cost - $7,606,144)					7,840,943

COLLATERALIZED MORTGAGE OBLIGATIONS - 5.2%
Connecticut Avenue Securities, 2013-C01 M2	5.408%	10/25/23	1,140,000		1,210,481	(b)
Connecticut Avenue Securities, 2014-C01 M2	4.558%	1/25/24	400,000		402,191	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K034 X3, IO	1.726%	9/25/41	1,000,000		121,863	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $1,674,016)					1,734,535

MUNICIPAL BONDS - 6.1%
Alabama - 0.3%
Jefferson County, AL, Sewer Revenue	6.000%	10/1/42	100,000		98,245

California - 2.4%
California State PCFA, Water Furnishing Revenue	5.000%	11/21/45	100,000		87,396	(a)(d)
California State, GO, Various Purpose	5.000%	2/1/43	60,000		62,694
California State, GO, Various Purpose	5.000%	4/1/42	500,000		521,040
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	100,000		122,074

Total California					793,204

Georgia - 1.0%
Main Street Natural Gas Inc., GA, Gas Revenue	5.500%	9/15/28	300,000		327,810

Iowa - 0.3%
Iowa State Finance Authority Midwestern Disaster Area Revenue, Iowa Fertilizer Co. Project	5.250%	12/1/25	100,000		92,825

Massachusetts - 1.2%
Massachusetts State DFA Revenue, Northeastern University	5.000%	3/1/44	400,000		413,420

New York - 0.9%
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue	5.000%	6/15/45	300,000		311,634

Puerto Rico - 0.0%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	10,000		7,493
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	10,000		7,733

Total Puerto Rico					15,226

TOTAL MUNICIPAL BONDS (Cost - $2,004,910)					2,052,364

SOVEREIGN BONDS - 31.3%
Brazil - 5.0%
Federative Republic of Brazil, Notes	10.000%	1/1/17	1,302,000	BRL	502,555
Federative Republic of Brazil, Notes	10.000%	1/1/21	2,550,000	BRL	908,290
Federative Republic of Brazil, Notes	6.000%	8/15/50	730,239	BRL	267,718

Total Brazil					1,678,563

See Notes to Schedule of Investments.

WESTERN ASSET MACRO OPPORTUNITIES FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Canada - 1.2%
Canada Housing Trust No. 1, Senior Secured Bonds	1.700%	12/15/17	450,000	CAD	$405,943	(a)

Colombia - 1.5%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	516,000		501,810

Hungary - 0.5%
Hungary Government Bond, Senior Notes	5.750%	11/22/23	156,000		153,855

Italy - 4.9%
Italy Buoni Poliennali Del Tesoro, Bonds	5.500%	11/1/22	800,000	EUR	1,238,462
Italy Buoni Poliennali Del Tesoro, Bonds	5.000%	9/1/40	275,000	EUR	397,196	(a)

Total Italy					1,635,658

Mexico - 8.7%
United Mexican States, Bonds	6.500%	6/9/22	38,882,900	MXN	2,918,157

Poland - 3.8%
Republic of Poland, Bonds	3.750%	4/25/18	1,677,000	PLN	525,925
Republic of Poland, Bonds	2.500%	7/25/18	493,000	PLN	146,242
Republic of Poland, Bonds	4.000%	10/25/23	2,010,000	PLN	602,617

Total Poland					1,274,784

Russia - 0.6%
Russian Federal Bond, Senior Bonds	7.000%	1/25/23	530,000	RUB	13,932
Russian Foreign Bond - Eurobond, Senior Bonds	4.875%	9/16/23	200,000		200,500	(a)

Total Russia					214,432

South Africa - 4.0%
Republic of South Africa, Bonds	7.750%	2/28/23	3,360,000	ZAR	283,551
Republic of South Africa, Bonds	10.500%	12/21/26	5,710,000	ZAR	573,903
Republic of South Africa, Senior Notes	5.875%	9/16/25	460,000		470,350

Total South Africa					1,327,804

Turkey - 1.1%
Republic of Turkey, Senior Bonds	5.750%	3/22/24	393,000		384,158

TOTAL SOVEREIGN BONDS (Cost - $10,884,059)					10,495,164

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 12.5%
U.S. Government Agencies - 1.3%
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	500,000		432,325

U.S. Government Obligations - 11.2%
U.S. Treasury Bonds	2.875%	5/15/43	920,000		792,350
U.S. Treasury Notes	2.750%	11/15/23	110,000		110,791
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/43	5,560,000		1,819,899
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/43	3,330,000		1,059,433

Total U.S. Government Obligations					3,782,473

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $4,047,251)					4,214,798

U.S. TREASURY INFLATION PROTECTED SECURITIES - 1.8%
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	506,865		418,837
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	185,279		184,280

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $583,283)					603,117

See Notes to Schedule of Investments.

WESTERN ASSET MACRO OPPORTUNITIES FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	EXPIRATION DATE	CONTRACTS	VALUE
PURCHASED OPTIONS - 0.2%
U.S. Dollar/Eurodollar, Put @ $1.35	3/7/14	7	$11,637
U.S. Dollar/Eurodollar, Put @ $1.36	2/7/14	4	6,950
U.S. Dollar/Japanese Yen, Call @ 108.50	2/7/14	25	156
U.S. Dollar/Mexican Peso, Put @ $13.15	2/20/14	330,000	1,478
U.S. Dollar/Mexican Peso, Put @ $13.15	4/22/14	330,000	4,195
U.S. Dollar/Mexican Peso, Put @ $13.25	2/20/14	330,000	2,288
U.S. Dollar/Mexican Peso, Put @ $13.25	4/22/14	330,000	5,215
U.S. Treasury 5-Year Notes, Call @ 122.75	2/21/14	4	31
U.S. Treasury 5-Year Notes, Put @ 115.75	2/21/14	35	273
U.S. Treasury 5-Year Notes, Put @ 116.75	2/21/14	81	633
U.S. Treasury 10-Year Notes, Call @ 129.00	2/21/14	276	4,312
U.S. Treasury 10-Year Notes, Call @ 129.50	2/21/14	114	3,563
U.S. Treasury 10-Year Notes, Put @ 120.50	2/21/14	30	469
U.S. Treasury 10-Year Notes, Put @ 121.00	2/21/14	9	141
U.S. Treasury 30-Year Notes, Call @ 132.00	2/21/14	8	15,875
U.S. Treasury 30-Year Notes, Put @ 121.00	2/21/14	25	391
U.S. Treasury 30-Year Notes, Put @ 125.00	2/21/14	183	2,859

TOTAL PURCHASED OPTIONS (Cost - $45,899)			60,466

TOTAL INVESTMENTS - 80.5% (Cost - $26,845,562#)			27,001,387
Other Assets in Excess of Liabilities - 19.5%			6,560,609

TOTAL NET ASSETS - 100.0%			$33,561,996

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
CAD	— Canadian Dollar
CNY	— Chinese Yuan Renminbi
EUR	— Euro
GO	— General Obligation
IO	— Interest Only
MXN	— Mexican Peso
PCFA	— Pollution Control Financing Authority
PLN	— Polish Zloty
RUB	— Russian Ruble
STRIPS	— Separate Trading of Registered Interest and Principal Securities
ZAR	— South African Rand

See Notes to Schedule of Investments.

WESTERN ASSET MACRO OPPORTUNITIES FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Dollar/Eurodollar, Call	3/7/14	$1.37	3	$1,575
U.S. Dollar/Eurodollar, Put	2/7/14	1.34	2	900
U.S. Dollar/Eurodollar, Put	2/7/14	1.35	2	1,900
U.S. Dollar/Eurodollar, Put	3/7/14	1.33	3	1,725
U.S. Dollar/Eurodollar, Put	3/7/14	1.34	4	4,500
U.S. Dollar/Eurodollar, Put	3/7/14	1.36	2	4,700
U.S. Dollar/Japanese Yen, Call	2/7/14	96.00	4	9,150
U.S. Dollar/Japanese Yen, Call	2/7/14	97.00	17	21,887
U.S. Dollar/Japanese Yen, Call	2/7/14	100.00	4	500
U.S. Dollar/Japanese Yen, Call	3/7/14	97.00	12	23,250
U.S. Dollar/Japanese Yen, Call	3/7/14	98.00	4	5,300
U.S. Dollar/Japanese Yen, Call	3/7/14	99.00	7	6,212
U.S. Dollar/Japanese Yen, Put	2/7/14	94.00	8	50
U.S. Dollar/Japanese Yen, Put	2/7/14	95.00	4	75
U.S. Dollar/Japanese Yen, Put	3/7/14	95.00	3	375
U.S. Dollar/Mexican Peso, Call	4/24/14	13.58	813,394	17,367
U.S. Treasury 5-Year Notes, Call	2/21/14	120.50	15	6,680
U.S. Treasury 5-Year Notes, Call	2/21/14	120.00	25	19,727
U.S. Treasury 10-Year Notes, Call	2/21/14	126.50	13	4,062
U.S. Treasury 10-Year Notes, Call	2/21/14	126.00	45	22,500
U.S. Treasury 10-Year Notes, Call	2/21/14	125.00	46	50,312
U.S. Treasury 10-Year Notes, Call	3/21/14	125.00	12	6,562
U.S. Treasury 10-Year Notes, Call	3/21/14	124.50	16	12,000
U.S. Treasury 10-Year Notes, Put	2/21/14	123.00	12	563
U.S. Treasury 10-Year Notes, Put	2/21/14	125.00	3	703
U.S. Treasury 10-Year Notes, Put	2/21/14	125.50	6	2,063
U.S. Treasury 10-Year Notes, Put	2/21/14	124.00	27	3,797
U.S. Treasury 10-Year Notes, Put	2/21/14	124.50	33	7,219
U.S. Treasury 10-Year Notes, Put	3/21/14	122.00	3	844
U.S. Treasury 10-Year Notes, Put	3/21/14	123.00	31	12,594
U.S. Treasury 30-Year Notes, Call	2/21/14	134.00	8	6,125
U.S. Treasury 30-Year Notes, Call	2/21/14	130.00	5	18,438
U.S. Treasury 30-Year Notes, Call	2/21/14	133.00	29	37,609
U.S. Treasury 30-Year Notes, Put	2/21/14	133.00	15	5,625

TOTAL WRITTEN OPTIONS (Premiums received - $239,089)				$316,889

See Notes to Schedule of Investments.

WESTERN ASSET MACRO OPPORTUNITIES FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2014

Summary of Investments by Country (unaudited)**

United States	52.4%
Mexico	14.0
Italy	6.4
Brazil	6.2
South Africa	4.9
Poland	4.7
Colombia	2.6
Netherlands	1.9
Canada	1.5
Turkey	1.4
Ireland	0.9
Russia	0.8
France	0.8
United Kingdom	0.6
Hungary	0.6
Spain	0.3

100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of January 31, 2014 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Macro Opportunities Fund (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (Level 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$7,840,943	—	$7,840,943
Collateralized mortgage obligations	—	1,734,535	—	1,734,535
Municipal bonds	—	2,052,364	—	2,052,364
Sovereign bonds	—	10,495,164	—	10,495,164
U.S. government & agency obligations	—	4,214,798	—	4,214,798
Non-U.S. Treasury inflation protected securities	—	603,117	—	603,117
Purchased options	$47,290	13,176	—	60,466

Total investments	$47,290	$26,954,097	—	$27,001,387

Other financial instruments:
Futures contracts	$553,785	—	—	$553,785
Forward foreign currency contracts	—	$37,347	—	37,347
Centrally cleared credit default swaps on credit indices - sell protection	—	18,289	—	18,289
Centrally cleared interest rate swaps	—	20,883	—	20,883

Total other financial instruments	$553,785	$76,519	—	$630,304

Total	$601,075	$27,030,616	—	$27,631,691

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$299,522	$17,367	—	$316,889
Futures contracts	406,045	—	—	406,045
Forward foreign currency contracts	—	50,719	—	50,719
Centrally cleared interest rate swaps	—	141,692	—	141,692
OTC credit default swaps on corporate issues - buy protection‡	—	32,738	—	32,738
OTC credit default swaps on corporate issues - sell protection‡	—	4,802	—	4,802

Total	$705,567	$247,318	—	$952,885

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Schedule of Investments (unaudited) (continued)

(g) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. During the period ended January 31, 2014, the total notional value of all credit default swaps to sell protection is $15,910,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended January 31, 2014, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced

Notes to Schedule of Investments (unaudited) (continued)

entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

Notes to Schedule of Investments (unaudited) (continued)

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of January 31, 2014, the Fund held written options, forward foreign currency contracts, OTC credit default swaps and OTC interest rate swaps, with credit related contingent features which had a liability position of $405,148. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of January 31, 2014, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $305,700, which could be used to reduce the required payment.

(l) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At January 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$592,705
Gross unrealized depreciation	(436.880)

Net unrealized appreciation	$155,825

At January 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
3-Month Euribor	19	3/15	$6,376,592	$6,388,065	$11,473
90-Day Eurodollar	18	9/14	4,483,883	4,486,050	2,167
90-Day Eurodollar	36	3/16	8,885,505	8,884,800	(705)
90-Day Eurodollar	26	12/15	6,418,385	6,434,025	15,640
90-Day Eurodollar	70	6/16	17,206,627	17,227,875	21,248
Euro Bund	1	3/14	190,600	194,051	3,451
U.S. Dollar/Australian Dollar	4	3/14	357,133	348,840	(8,293)
U.S. Treasury 5-Year Notes	36	3/14	4,303,056	4,342,500	39,444
U.S. Treasury Ultra Long-Term Bonds	165	3/14	21,595,474	22,042,969	447,495

					$531,920

Contracts to Sell:
90-Day Eurodollar	108	3/14	26,924,749	26,932,500	(7,751)

Notes to Schedule of Investments (unaudited) (continued)

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
90-Day Eurodollar	4	3/17	973,637	976,550	(2,913)
90-Day Eurodollar	154	6/14	38,377,587	38,392,200	(14,613)
Euro Bund	5	3/14	853,984	842,750	11,234
Japanese 10-Year Bond	4	3/14	5,668,267	5,666,634	1,633
U.S. Dollar/Japanese Yen	8	3/14	970,505	977,500	(6,995)
U.S. Treasury 10-Year Notes	301	3/14	37,485,975	37,850,750	(364,775)

					(384,180)

Net unrealized gain on open futures contracts					$147,740

During the period ended January 31, 2014, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of October 31, 2013	151	$69,994
Options written	815,237	860,614
Options closed	(423)	(244,988)
Options exercised	(400)	(189,470)
Options expired	(748)	(257,061)

Written options, outstanding as of January 31, 2014	813,817	$239,089

At January 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
British Pound	Citibank, N.A.	10,996	$18,074	2/18/14	$101
British Pound	Citibank, N.A.	19,004	31,237	2/18/14	(35)
Canadian Dollar	Citibank, N.A.	477,854	428,899	2/18/14	(6,640)
Euro	Citibank, N.A.	477,502	644,009	2/18/14	(4,761)
Indian Rupee	Bank of America N.A.	20,900,000	328,075	4/16/14	1,001
South Korean Won	Citibank, N.A.	400,939,500	372,723	4/28/14	(1,994)

					(12,328)

Contracts to Sell:
South African Rand	Barclays Bank PLC	3,602,069	323,676	2/14/14	2,986
British Pound	Citibank, N.A.	30,000	49,312	2/18/14	(209)
Canadian Dollar	Citibank, N.A.	402,854	361,582	2/18/14	15,316
Canadian Dollar	Citibank, N.A.	75,000	67,316	2/18/14	1,287
Euro	Citibank, N.A.	2,934,836	3,958,227	2/18/14	(34,454)
Euro	Citibank, N.A.	150,000	202,306	2/18/14	2,887
Euro	State Street Bank & Trust Co.	160,000	215,793	2/18/14	(2,626)
Brazilian Real	Citibank, N.A.	1,076,893	436,909	4/28/14	13,769

					(1,044)

Net unrealized loss on open forward foreign currency contracts					$(13,372)

At January 31, 2014, the Fund held the following open swap contracts:

Notes to Schedule of Investments (unaudited) (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Barclays Capital Inc. (Markit CDX.NA.IG.21 Index)	$10,810,000	12/20/18	1.000% quarterly	$146,444	$133,293	$13,151
Barclays Capital Inc. (Markit CDX.NA.HY.21 Index)	4,560,000	12/20/18	5.000% quarterly	298,516	293,378	5,138

Total	$15,370,000			$444,960	$426,671	$18,289

CENTRALLY CLEARED INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc.	$5,890,000	5/31/18	1.323% semi-annually	3-Month LIBOR	—	$20,883
Bank of America Securities LLC	8,930,000	5/31/18	1.668% semi- annually	3-Month LIBOR	—	(92,552)
Barclays Capital Inc.	3,100,000	11/15/43	2.224% 1 Time	3-Month LIBOR	—	(45,094)
Bank of America Securities LLC	3,750,000	11/14/17	3-Month LIBOR	2.210% semi-annually	—	(4,046)

Total	$21,670,000				—	$(120,809)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT JANUARY 31, 2014[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Bank of America Securities LLC (Morgan Stanley, 6.000% due 4/28/15)	$380,000	12/20/18	0.99%	1.000% quarterly	$(134)	$2,623	$(2,757)
Goldman Sachs Group Inc. (CHS/Community Health Systems Inc., 8.000% due 11/15/19)	400,000	3/20/19	3.25%	5.000% quarterly	$(32,604)	(32,234)	(370)

	$780,000				$(32,738)	$(29,611)	$(3,127)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT JANUARY 31, 2014[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America Securities LLC (Goldman Sachs Group Inc., 5.950% due 1/18/18)	$380,000	12/20/18	1.02%	1.000% quarterly	$(398)	$(3,491)	$3,093
Barclays Capital Inc. (Berkshire Hathaway Inc., 1.900% due 1/31/17)	160,000	3/20/24	1.32%	1.000% quarterly	(4,404)	(3,321)	(1,083)

Total	$540,000				$(4,802)	$(6,812)	$2,010

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

Notes to Schedule of Investments (unaudited) (continued)

(4)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at January 31, 2014.

			Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$28,547	$(217,423)	$542,551	$(390,757)	—	—	$(120,809)	$(157,891)
Foreign Exchange Risk	31,919	(99,466)	11,234	(15,288)	$37,347	($50,719)	—	(84,973)
Credit Risk	—	—	—	—	—	—	407,420	407,420

Total	$60,466	$(316,889)	$553,785	$(406,045)	$37,347	$(50,719)	$286,611	$164,556

During the period ended January 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$79,056
Written options	179,107
Futures contracts (to buy)	57,641,879
Futures contracts (to sell)	107,859,527
Forward foreign currency contracts (to buy)	964,347
Forward foreign currency contracts (to sell)	5,069,350

Average Notional Balance
Interest rate swap contracts	$19,347,500
Credit default swap contracts (to buy protection)	1,372,500
Credit default swap contracts (to sell protection)	12,835,000

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	March 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	March 25, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	March 25, 2014